March 3, 2015 Keith Cargill, President and CEO Peter Bartholow, Chief Operating Officer and CFO Raymond James 36 th Institutional Investors Conference Exhibit 99.1

Certain matters discussed on this call may contain “forward-looking statements” as defined in federal securities laws, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “believe,”
“expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and similar expressions. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by our forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, the effects of recent declines in oil and gas prices on our customers, competition, changes in interest rates and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect
Texas Capital’s business, can be found in our Annual Report on Form 10-K and other filings made by Texas Capital with the
Securities and Exchange Commission. Forward-looking statements speak only as of the date of this call. Texas Capital is under no obligation, and expressly disclaims any obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Overview and Strategy

•
All five Texas markets highly ranked in U.S. in terms of job and economic growth, now with major business relocations to Texas
•
Substantial commercial businesses with national footprint
•
Focus on middle market businesses and entrepreneurs
•
Clients with borrowing needs of  $2 to $15MM
•
Organic growth model – no bank acquisitions
•
Growth in loans and deposits driven by recruiting, acclimating and retaining highly experienced bankers with established relationships and industry expertise
•
Exceptional growth opportunities with small market share in Texas and leading position in businesses outside of Texas
•
Critical focus on credit quality and risk management
•
Business model predicted and demonstrated success of focus
Strong Credit Culture
Growth Strategy
Texas Capital is a commercially-focused bank operating in the five largest MSAs in Texas and throughout the U.S.
Dallas Fort
Worth
San
Antonio
Austin
Houston

Opening Remarks & Financial Highlights

Core
Earnings
Power
Strong
Balanced
Growth
Credit
Quality
•
Exceptional growth in traditional LHI balances despite highly competitive C&I market, with increase in Q4-2014 average balances of $498 million compared to Q3-2014
•
Growth in mortgage finance loans (MFLs) with little evidence of seasonality in Q4-2014
•
Continued strong growth in demand and total deposits
•
Asset sensitivity position increased with extended duration of low-cost funding
•
Growth in total loans continues to produce strong net revenue
•
Operating leverage improved with rate of growth in net revenue greater than NIE for full year
•
Business model focused on organic growth demonstrates ability to produce high returns on invested capital
•
Credit metrics remain strong with nominal increase in NPAs
•
NCOs at 5 bps in Q4-2014 and 7 bps YTD
•
High allowance coverage ratios
•
Provision primarily related to growth in core LHI

Energy Commentary
•
TCBI has deep experience in energy lending
•
Executives, lenders, credit policy and engineers have more than three decades of experience
•
All lending authority rests with Credit Policy, not the line of business and most exposures require approval of the Chief Credit and Chief Risk Officer and the Chief Lending Officer
•
Engineering team reports to Credit Policy and is responsible for review of credits independent of the line of business
•
Since our inception there have been five corrections in energy commodity prices, with no significant consequences
•
Cumulative energy losses < $300,000 in 15 years
•
Outstanding loans in energy portfolio 6% of total loans
•
Exposure to oil service less than 1% of total loans
•
Service exposure generally limited to production, not the higher risk drilling and completion

Energy Portfolio Review
•
We have completed review of our portfolio and see no significant exposure to loan losses, assuming prices comparable to the forward strip of oil and natural gas prices
•
Anticipate potential for some downgrades
•
Nothing currently expected that would drive significant allocation of loan loss reserves
•
The ability to control the borrowing base and require loan pay-down or pledge of additional collateral provides protection against credit exposure if commodity prices decline
•
Price decks are dynamic, but our underwriting standards have not changed since inception
•
Average credit line is approximately 60% funded
•
Agreements generally provide unilateral discretion to reduce borrowing bases as necessary
•
Over 90% of oil-weighted outstandings are hedged
•
Hedged prices are much higher than lifting costs, providing significant cash flow to reduce debt
•
In combination with hedges, collateral comprised of long-lived reserves provides capacity to absorb commodity price swings

Revenue & Expense

• High returns maintained with effective
deployment of additional capital
• Improvement in operating leverage and Efficiency
Ratio for full year
• Strong capacity for Net Revenue growth
•
Total loans spread at 3.91%
•
Net Revenue increased 2% from Q3-2014
•
Reduction in NIM driven by growth, liquidity build
and debt issuance in Q1
• Continued focus on managing growth in NIE
•
Effective utilization of professional resources and
reduction in legal expense
•
Linked quarter net decrease in incentive expense
linked to performance and change in stock price
• Provision expense related to growth represents net
interest income contribution of loan growth for 3+
months
Revenue & Expense Trends Revenue & Expense Highlights
Operating Revenue CAGR: 18%
Net Interest Income CAGR: 19%
Non-interest Income CAGR: 8%
Non-interest Expense CAGR: 14%
Net Income CAGR: 41%
100,000
200,000
300,000
400,000
500,000
600,000
2009 2010 2011 2012 2013 2014
Non-interest Income Net Interest Income Non-interest Expense
0

Net Interest Income & Margin

• Net interest income growth of 2% from
Q3-2014 and 14% from Q4-2013
• Yields on traditional LHI down
modestly with 5% growth in average
balances from Q3-2014
• MFL growth benefits NII
•
Yield reduction based on profile of
customers
•
Favorable deposit position
•
High risk-adjusted returns despite
impact on NIM
• Core funding costs – deposits and
borrowed funds – flat at 17 bps
• Deposit growth consistent with plan to
increase liquidity
•
Minor benefit to NII
•
Impact on NIM consistent with
objectives
•
Significant increase in asset sensitivity
and duration of low-cost funding
Net Interest Income & Margin Trends NIM Highlights
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
0.0
20.0
40.0
60.0
80.0
100.0
120.0
140.0
Net Interest income ($MM)
Net Interest Margin (%)
Earning Asset Yield (%)
Total Loan Spread (%)

Analysis of Net Interest Income & Expenses

NII ($MM) NIM (%)
125.7 Q3 2014 3.77%
.1 Increase in liquidity (.12)
(3.0) Decrease in LHI loan yields (.08)
(.6) Decrease in MF loan yields (.02)
1.5 Mix shift of MF loans/total loans .01
3.8 Impact of increase in earning assets
-
.1 Other
-
$127.6 Q4 2014 3.56%
Non-interest expense ($MM)
Linked quarter
increases/
(decreases)
Q3 2014 $71.9
Salaries and employee benefits – related to
stock price changes (.8)
Salaries and employee benefits –
performance based incentives, LTI and
annual incentive pool .1
Legal & other professional – effective use
of professional services; legal reduced and
varies by quarter (1.1)
Salaries and employee benefits –
continued build out 2.1
All other – includes occupancy,
technology and marketing, all with some
one-time and seasonal expenses 1.9
Q4 2014 $74.1

Performance Summary - Quarterly

(in thousands) Q4 2014 Q3 2014 Q2 2014 Q1 2014 Q4 2013
Net interest income $  127,582 $  125,661 $  115,407 $  108,315 $  111,475
Non-interest income 11,226 10,396 10,533 10,356 11,184
Net revenue 138,808 136,057 125,940 118,671 122,659
Provision for credit losses 6,500 6,500 4,000 5,000 5,000
OREO valuation and write-down expense
- - - -
466
Total provision  and OREO valuation 6,500 6,500 4,000 5,000 5,466
Non-interest expense 74,117 71,915 69,765 69,317 69,822
Income before income taxes 58,191 57,642 52,175 44,354 47,371
Income tax expense 20,357 20,810 18,754 16,089 17,012
Net income 37,834 36,832 33,421 28,265 30,359
Preferred stock dividends 2,437 2,438 2,437 2,438 2,438
Net income available to common shareholders $   35,397 $   34,394 $   30,984 $   25,827 $   27,921
Diluted EPS $         .78 $         .78 $         .71 $         .60 $         .67
Net interest margin 3.56% 3.77% 3.87% 3.99% 4.21%
ROA 1.03% 1.07% 1.08% 1.01% 1.10%
ROE 11.41% 12.11% 11.38% 10.20% 11.94%
Efficiency
(1)
53.4% 52.9% 55.4% 58.4% 56.9%
(1)  Excludes OREO valuation charge

11
Performance Summary - Annual

(in thousands) 2014 2013 2012 2011 2010
Net interest income $  476,965 $  419,513 $  376,879 $  302,937 $  241,674
Non-interest income 42,511 44,024 43,040 32,232 32,263
Net revenue 519,476 463,537 419,919 335,169 273,937
Provision for credit losses 22,000 19,000 11,500 28,500 53,500
OREO valuation and write-down expense
-
920 6,883 6,798 8,504
Total provision  and OREO valuation 22,000 19,920 18,383 35,298 62,004
Non-interest expense 285,114 255,809 212,998 181,529 155,120
Income before income taxes 212,362 187,808 188,538 118,342 56,813
Income tax expense 76,010 66,757 67,866 42,366 19,626
Net income 136,352 121,051 120,672 75,976 37,187
Preferred stock dividends 9,750 7,394
- - -
Net income available to common shareholders $  126,602 $  113,657 $  120,672 $   75,976 $   31,187
Diluted EPS $      2.88 $      2.72 $      3.01 $     1.99 $     1.00
Net interest margin 3.78% 4.22% 4.41% 4.68% 4.28%
ROA 1.05% 1.17% 1.35% 1.12% .63%
ROE 11.31% 12.82% 16.93% 13.39% 7.23%
Efficiency
(1)
54.9% 55.2% 49.8% 54.1% 56.6%
(1)  Excludes OREO valuation charge

2015 Outlook

Business Driver 2015 Outlook v. 2014 Results
Average  LHI Low teens percent growth
Average LHI
–
Mortgage Finance Flat to single digit percent growth
Average Deposits Mid to high teens percent growth
Net Interest Income
Low double-digit percent growth, with continued low interest rates and impact of days in Q1
Net Interest Margin 3.40% to 3.50%, continued compression with growth and liquidity build
Net Charge-Offs Less than 0.25%
NIE Low to mid-teens percent growth
Efficiency Ratio
Mid –fifties, includes continued development of product extension and regulatory compliance costs, with improvement expected in 2
nd
half of 2015
Diluted shares 2015 will include full effect of 2014 common equity offerings

Loan & Deposit Growth

•
Broad-based growth in average traditional LHI – Growth of $498.1 million (5%) from Q3-2014 and $1.8 billion (22%)
from Q4-2013
•
Period-end balance $233.6 million higher than Q4-2014 average balance and 20% above Q4-2013 period-end balance
•
MF performance exceeded industry trends with increase in averages of 1% from Q3-2014 and 55% from Q4-2013
•
Average DDA increased 8% from Q3-2014 and 53% from Q4-2013
•
Total average deposits increased 8% from Q3-2014 and 36% from Q4-2013
Balance Trends
Total Loan Composition
($14.3 Billion at 12/31/14)
Demand Deposit CAGR: 42%
Total Deposit CAGR: 25%
Loans Held for Investment CAGR: 18%
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2009 2010 2011 2012 2013 2014
Demand Deposits Interest Bearing Deposits Loans HFI
Business
Assets
28%
Energy
6%
Highly
Liquid
Assets
2%
Mortgage
Finance
29%
Other Assets
3%
Comml R/E
Mkt. Risk
18%
Residential
R/E Mkt.
Risk
7%
Owner
Occupied
R/E
5%
Unsecured
2%
Growth Highlights

Asset Quality

• Total credit cost of $6.5 million for Q4-2014, compared to
$6.5 million in Q3-2014 and $5.5 million in Q4-2013
• NCOs $1.1 million, or 5 bps, in Q4-2014 compared to 3
bps in Q3-2014 and 6 bps in Q4-2013
• No OREO valuation charge in Q4-2014 or Q3-2014
compared to $466,000 in Q4-2013
• Modest increase in non-accruals and OREO now less than
$1 million
Asset Quality Highlights
Non-accrual loans
Q4-2014
Commercial
$         33,122
Construction
–
Real estate
9,947
Consumer
62
Equipment leases
173
Total non-accrual loans
43,304
Non-accrual loans as % of loans
excluding MF
.43%
Non-accrual loans as % of total
loans
.30%
OREO
568
Total Non-accruals + OREO
$         43,872
Non-accrual loans + OREO as % of
loans excluding MF + OREO
.43%
Reserve to non-accrual loans
2.3x
NCO / Average Traditional LHI
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2010 2011 2012 2013 2014
1.14%
0.58%
0.10%
0.07% 0.07%

EPS Growth

2009^
2010
2011
2012 2013
2014
^Excludes $.15 effect of preferred TARP dividend during
2009. Reported EPS was $0.56.
EPS Growth
(5-yr CAGR of 39%)
$0.71
$1.00
$1.99
$3.01
$2.72
$2.88
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$0.00
$3.50

Closing Comments
•
Proven organic growth business model continues to produce in key lines of business with improvements in operating leverage
•
Solid core earnings power and strong asset growth experienced in 2014; 2015 expected to be challenging year for asset growth
•
Despite drop in energy prices, remain confident about underwriting standards and performance of energy portfolio
•
Continue to have critical focus on maintaining excellent credit quality which could limit C&I growth
•
Continued success in building liquidity which will continue in 2015
•
Remain highly asset sensitive based on how we run our business; now better positioned to take advantage of increases in short-term rates
•
Successful track record of talent acquisition and being opportunistic with hires
•
No real seasonality experienced in Q4-2014 as Mortgage Finance continues to exceed industry trends with improved market position
•
Strong build out in 2014 and the first half of 2015 positions us for improving earnings trajectory in 2016

Q&A 17

Appendix 18

Average Balances, Yields & Rates - Quarterly

(in thousands)
Q4 2014 Q3 2014 Q4 2013
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $      42,515 3.80% $      46,413 3.86% $        65,067 4.25%
Fed funds sold & liquidity investments 882,001 .25% 388,855 .25% 158,594 .21%
Loans held for investment, mortgage finance 3,471,737 3.06% 3,452,782 3.13% 2,238,730 3.59%
Loans held for investment 9,921,323 4.40% 9,423,259 4.52% 8,142,569 4.73%
Total loans, net of reserve 13,296,921 4.08% 12,784,614 4.18% 10,297,290 4.52%
Total earning assets 14,221,437 3.85% 13,219,882 4.06% 10,520,951 4.45%
Total assets $14,631,072 $13,629,609 $10,899,266
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  7,405,436 .28% $  6,856,542 .27% $  5,887,252 .26%
Other borrowings 251,449 .19% 309,868 .20% 314,018 .20%
Subordinated notes 286,000 5.88% 286,000 5.88% 111,000 6.58%
Long-term debt 113,406 2.19% 113,406 2.19% 113,406 2.21%
Total interest bearing liabilities 8,056,291 .50% 7,565,816 .50% 6,425,676 .40%
Demand deposits 5,047,876 4,669,772 3,289,307
Stockholders’ equity 1,380,646 1,276,603 1,077,822
Total liabilities and stockholders’ equity $14,631,072 .28% $13,629,609 .28% $10,899,266 .24%
Net interest margin 3.56% 3.77% 4.21%
Total deposits and borrowed funds $12,704,761 .17% $11,836,182 .16% $  9,490,577 .17%
Loan spread 3.91% 4.02% 4.35%

20
Average Balances, Yields & Rates - Annual

(in thousands)
2014 2013
Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $        49,200 3.98% $        77,178 4.39%
Fed funds sold & liquidity investments 444,673 .25% 144,050 .21%
Loans held for investment, mortgage finance 2,948,938 3.19% 2,342,149 3.75%
Loans held for investment 9,265,435 4.51% 7,471,676 4.73%
Total loans, net of reserve 12,123,010 4.22% 9,735,543 4.53%
Total earning assets 12,616,883 4.08% 9,956,771 4.47%
Total assets $13,016,611 $10,348,404
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  6,677,371 .27% $  5,407,810 .26%
Other borrowings 379,877 .20% 653,318 .19%
Subordinated notes 271,617 5.97% 111,000 6.60%
Long-term debt 113,406 2.19% 113,406 2.24%
Total interest bearing liabilities 7,442,271 .50% 6,285,534 .40%
Demand deposits 4,188,173 2,967,063
Stockholders’ equity 1,269,601 1,001,215
Total liabilities and stockholders’ equity $13,016,611 .29% $10,348,404 .24%
Net interest margin 3.78% 4.22%
Total deposits and borrowed funds $11,245,421 .17% $ 9,028,191 .17%
Loan spread 4.05% 4.36%

Average Balance Sheet - Quarterly

(in thousands)
QTD Average
Q4/Q3%
Change
YOY %
Change Q4 2014 Q3 2014 Q4 2013
Total assets
$14,631,072 $13,629,609 $10,899,266 7% 34%
Loans held for investment
9,921,323 9,423,259 8,142,569 5% 22%
Loans held for investment, mortgage
finance
3,471,737 3,452,782 2,238,730 1% 55%
Total loans
13,393,060 12,876,041 10,381,299 4% 29%
Securities
42,515 46,413 65,067 (8)% (35)%
Demand deposits
5,047,876 4,669,772 3,289,307 8% 53%
Total deposits
12,453,312 11,526,314 9,176,559 8% 36%
Stockholders’ equity
1,380,646 1,276,603 1,077,822 8% 28%

22
Average Balance Sheet - Annual

(in thousands)
YTD Average
YOY % Change 2014 2013
Total assets
$13,016,611 $10,348,404 26%
Loans held for investment
9,265,435 7,471,676 24%
Loans held for investment, mortgage finance
2,948,938 2,342,149 26%
Total loans
12,214,373 9,813,825 24%
Securities
49,200 77,178 (36)%
Demand deposits
4,188,173 2,967,063 41%
Total deposits
10,865,544 8,374,873 30%
Stockholders’ equity
1,269,601 1,001,215 27%

Period End Balance Sheet

(in thousands)
Period End
Q4/Q3%
Change
YOY %
Change Q4 2014 Q3 2014 Q4 2013
Total assets
$15,899,946 $14,266,503 $11,720,064 11% 36%
Loans held for investment
10,154,887 9,686,422 8,486,603 5% 20%
Loans held for investment, mortgage
finance
4,102,125 3,774,467 2,784,265 9% 47%
Total loans
14,257,012 13,460,889 11,270,868 6% 26%
Securities
41,719 43,938 63,214 (5)% (34)%
Demand deposits
5,011,619 4,722,479 3,347,567 6% 50%
Total deposits
12,673,300 11,715,808 9,257,379 8% 37%
Stockholders’ equity
1,484,190 1,297,922 1,096,350 14% 35%